EXHIBIT 19


                            HARTFORD INDEX FUND, INC.
                        HARTFORD MONEY MARKET FUND, INC.
                    HARTFORD CAPITAL APPRECIATION FUND, INC.
                            HARTFORD BOND FUND, INC.
                            HARTFORD STOCK FUND, INC.
                           HVA MONEY MARKET FUND, INC.
                          HARTFORD ADVISERS FUND, INC.
                HARTFORD U.S. GOVERNMENT MONEY MARKET FUND, INC.
                     HARTFORD MORTGAGE SECURITIES FUND, INC.
                 HARTFORD INTERNATIONAL OPPORTUNITIES FUND, INC.
                     HARTFORD DIVIDEND AND GROWTH FUND, INC.
                   HARTFORD INTERNATIONAL ADVISERS FUND, INC.
                        HARTFORD SMALL COMPANY FUND, INC.

                                POWER OF ATTORNEY

Joseph A. Biernat                        Charles M. O'Halloran.
Winifred E. Coleman                      William A. O'Neill
Joseph H. Gareau                         Millard H. Pryor, Jr.
J. Richard Garrett                       Lowndes A. Smith
George R. Jay                            John K. Springer

do hereby jointly and severally authorize Lynda Godkin, Allison MacInnis, Kevin
J. Carr, Charles M. O'Halloran or Scott K. Richardson, to sign as their agent any Securities Act of 1933 and/or Investment Company Act of 1940 Registration Statement, pre-effective amendment or post-effective amendment and any Application for Exemption Relief or other filings with the Securities and Exchange Commission relating to any Mutual Fund named above.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.


Dated:1-24-96
 /S/Joseph A. Biernat
Joseph A. Biernat


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Dated: 1-24-96
/S/ Winifred E. Coleman
-----------------------
Winifred E. Coleman


Dated: 1-24-96
/S/Joseph A. Gareau
-------------------
Joseph A. Gareau


Dated:1-24-96
/S/ J. Richard Garrett
----------------------
J. Richard Garrett


Dated: 1-24-96
/S/ George R. Jay
-----------------
George R. Jay


Dated:1-24-96
/S/ Charles M. O'Halloran
-------------------------
Charles M. O'Halloran


Dated: 1-24-96
/S/ William A. O'Neill
----------------------
William A. O'Neill


Dated: 1-24-96
/S/ Millard H. Pryor, Jr.
------------------------
Millard H. Pryor, Jr.


Dated: 1-24-96
/S/ Lowndes A. Smith
--------------------
Lowndes A. Smith


Dated: 1-24-96
/S/ John K. Springer
--------------------
John K. Springer

                                        7